UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Signature

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, the stockholders of Golden Minerals Company (the “Company”) approved amendments to the Company’s 2009 Equity Incentive Plan (the “Plan”) at the Company’s 2014 Annual Meeting of Stockholders on May 22, 2014, and the amendments became effective with such approval. The amendments to the Plan are described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2014; that description is incorporated by reference herein.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders (the “Meeting”) on May 22, 2014 in Golden, Colorado.  Of the 42,664,831 shares of common stock outstanding and entitled to vote as of the record date, 24,799,040 shares (58.12%) were present or represented by proxy at the Meeting.  The Company’s stockholders (i) approved the election of Jeffrey G. Clevenger, W. Durand Eppler, Michael T. Mason, Ian Masterton-Hume, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2015 annual meeting of stockholders or until their successors are elected, (ii) ratified the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and (iii) approved amendments to the Company’s 2009 Equity Incentive Plan. The results of the voting on the matters submitted to the stockholders were as follows:

1.                                      Election of eight (8) directors to hold office until the 2015 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	13,608,459	354,824	10,835,757
W. Durand Eppler	13,609,480	353,803	10,835,757
Michael T. Mason	13,698,207	265,076	10,835,757
Ian Masterton-Hume	12,700,269	1,263,014	10,835,757
Kevin R. Morano	12,574,177	1,389,106	10,835,757
Terry M. Palmer	13,629,462	333,821	10,835,757
Andrew N. Pullar	13,790,697	172,586	10,835,757
David H. Watkins	12,406,366	1,556,917	10,835,757

2.                                      Ratification of the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
24,548,430	164,862	85,748

3.                                      Approval of amendments to the Company’s 2009 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,467,171	2,386,205	109,907	10,835,757

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2014

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer